UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2020

SEMPRA ENERGY

(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California	92101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Energy Common Stock, without par value	SRE	NYSE
Sempra Energy 6% Mandatory Convertible Preferred Stock, Series A, $100 liquidation preference	SREPRA	NYSE
Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B, $100 liquidation preference	SREPRB	NYSE
Sempra Energy 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 19, 2020, Sempra Energy (the “Company”) closed its previously reported public offering and sale of 900,000 shares of its 4.875% Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, Series C (the “Series C Preferred Stock”), with proceeds to the Company (after deducting the underwriting discount but before deducting offering expenses (estimated at approximately $2 million) payable by the Company) of $891 million. The sale of the shares of Series C Preferred Stock was registered pursuant to the Company’s effective shelf registration statement on Form S-3, as amended by post-effective Amendment No. 1 thereto (File No. 333-220257).

The Series C Preferred Stock has the terms set forth in a Certificate of Determination (the “Certificate of Determination”) filed with the Secretary of State of the State of California on June 11, 2020, a copy of which (including the form of certificate evidencing the shares of the Series C Preferred Stock) is incorporated by reference as an exhibit to this report and is incorporated in this Item 8.01 by reference.

Further information regarding the sale of the shares of Series C Preferred Stock is contained in the Company’s underwriting agreement, dated June 10, 2020, which is attached as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 15, 2020.

9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

4.1

Certificate of Determination of Preferences of 4.875% Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, Series C, of Sempra Energy (including the form of certificate representing the 4.875% Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, Series C), filed with the Secretary of State of the State of California and effective June 11, 2020 (filed as Exhibit 3.1 to Sempra Energy’s Current Report on Form 8-K filed on June 15, 2020 and incorporated herein by reference).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLC (contained in the opinion filed as Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY

Date: June 19, 2020	By:	/s/ Peter R. Wall
Peter R. Wall
Senior Vice President, Controller and Chief Accounting Officer